         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

       SUPPLEMENT DATED DECEMBER 3, 2010 TO PROSPECTUSES DATED MAY 3, 2010

   Availability of Income Plus For Life 1.11 Series Riders on January 1, 2011

This Supplement applies to VENTURE(R) VARIABLE ANNUITY Contracts issued before May 3, 2010 by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the "Contracts"). It supplements Contract prospectuses dated May 3, 2010, as supplemented June 3, 2010, for these Contracts.

You should read this Supplement together with the current prospectus for the Contract you have purchased, or are considering for purchase, (the "Annuity Prospectus") and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029 or, in New York, at 800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

We are increasing the current fee for Income Plus For Life 5.09 Series Riders purchased ON AND AFTER JANUARY 1, 2011, and changing the name of these newly-purchased Riders to "Income Plus For Life 1.11 Series Riders." This change is effective after the close of business on December 31, 2010. In all other respects, the description of the Income Plus For Life 5.09 Series Rider contained in the Annuity Prospectus remains unchanged.

Accordingly, we revise the Annuity Prospectus:

1. In "II. Overview - What types of optional benefit Riders may have been available to me under the Contract?":

A. We insert at the beginning of the listing entitled "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits":

          -    Income Plus For Life 1.11;

          -    Income Plus For Life - Joint Life 1.11;

B. We replace the paragraph under the Appendix F listing in the section with the following:

     We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectuses to refer to all ten Income Plus For Life Riders, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; Income Plus For Life - Joint Life 12.08; Income Plus For Life 5.09; Income Plus For Life - Joint Life 5.09; Income Plus For Life 1.11; and Income Plus For Life - Joint Life 1.11.

2. In "III. Fee Tables":

We supplement the "Other Fees deducted from Contract Value" table as follows:

     OTHER FEES DEDUCTED FROM CONTRACT VALUE

     Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable on an annual basis from Contract Value.)

                                    INCOME PLUS
                 INCOME PLUS         FOR LIFE -
              FOR LIFE 1.11(1)   JOINT LIFE 1.11(1)
              ----------------   ------------------
Maximum Fee         1.20%              1.20%
Current Fee         1.00%              1.00%

3. In Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits":

A. At the beginning of the listing entitled "Income Plus For Life Series Riders," we insert the following:

     -    Income Plus For Life 1.11 Series:

          -    Income Plus For Life 1.11

          -    Income Plus For Life - Joint Life 1.11

B. In the subsection entitled "Impact of Ownership Arrangement on the Availability of Income Plus For Life - Joint Life 5.09 Riders," we replace references to "Income Plus For Life - Joint Life 5.09 Rider(s)" with "Income Plus For Life - Joint Life 5.09 Rider(s) and Income Plus For Life - Joint Life
1.11 Rider(s)."

C. In the section entitled "Rider Fees," we add the following new second paragraph:

     FEE FOR INCOME PLUS FOR LIFE 1.11 SERIES RIDERS. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 1.11 or Income Plus For Life - Joint Life 1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

D. Before the section entitled "Features of Income Plus For Life 5.09 Series Riders," we add the following new section:

     FEATURES OF INCOME PLUS FOR LIFE 1.11 SERIES RIDERS

     The features of the Income Plus For Life 1.11 Series Riders are identical to the features of the Income Plus For Life 5.09 Series Riders described in the following section, "Features of Income Plus For Life 5.09 Series Riders," with the exception of an increase in the current fee to 1.00%. Please refer to the "Features of Income Plus For Life 5.09 Series Riders" section for additional details about both the Income Plus For Life 1.11 Series and the Income Plus For Life 5.09 Series Riders.

4. In Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders":

A. We insert the following paragraph at the beginning of the Appendix:

     Effective after the close of business on December 31, 2010, the Company increased the current fee for Income Plus For Life 5.09 Series Riders and changed the name of these newly purchased Riders to "Income Plus For Life
     1.11 Series Riders." After that date, you can no longer purchase, or exchange into, the Income Plus For Life 5.09 Series Riders. In all other aspects, the features of the Income Plus For Life 5.09 Series Riders remain unchanged. Accordingly, all references to "Income Plus For Life 5.09" in this Appendix are changed to "Income Plus For Life 1.11."

B. In the table in the section entitled "How does my purchase of a new guaranteed minimum withdrawal benefit Rider affect Rider fees?" we change the Current Fee from 0.90% to 1.00%.

You should retain this Supplement for future reference.

                        SUPPLEMENT DATED DECEMBER 3, 2010

12/03/10:   333-70730
            033-46217
            333-70728
            033-79112


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